UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6, 2013

AllDigital Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-141676	20-5354797
(State or other jurisdiction of incorporation or organization)	Commission File Number	IRS Employer Identification Number

220 Technology Drive, Suite 100, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(949) 250-7340

Registrant’s Telephone Number, Including Area Code:

(Former name, former address, and formal fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On January 6, 2013, AllDigital Holdings, Inc., a Nevada corporation (“AllDigital”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Broadcast International, Inc., a Utah corporation (“Broadcast International”) and Alta Acquisition Corporation, a Nevada corporation and wholly-owned subsidiary of Broadcast International (“Merger Sub”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into AllDigital, and AllDigital will survive as a wholly-owned subsidiary of Broadcast International (the “Merger”). The respective boards of directors of Broadcast International and AllDigital have approved the Merger Agreement and the transactions contemplated thereby.

At the effective time of the Merger (the “Effective Time”), each outstanding share of AllDigital capital stock will be converted into the right to receive that number of shares of Broadcast International common stock as determined pursuant to the exchange ratio described in the Merger Agreement (the “Exchange Ratio”). In addition, at the Effective Time: (i) all outstanding options to purchase AllDigital common stock will be assumed by Broadcast International and converted into options to purchase shares of Broadcast International common stock, in each case appropriately adjusted based on the Exchange Ratio; and (ii) all outstanding warrants to purchase shares of AllDigital common stock will be assumed by Broadcast International and converted into warrants to purchase shares of Broadcast International common stock, in each case appropriately adjusted based on the Exchange Ratio. No fractional shares of Broadcast International common stock will be issued in the Merger. Following the consummation of the transactions contemplated by the Merger Agreement, former stockholders of AllDigital are expected to own approximately 54% of the combined company, calculated on a fully-diluted basis, and current stockholders of Broadcast International are expected to own approximately 46% of the combined company, calculated on a fully-diluted basis. The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1985, as amended.

The Merger Agreement provides that, immediately following the Effective Time, the board of directors of the combined company will consist of Donald A. Harris, William A. Boyd, Paul Summers, David Williams and an independent director to be selected by AllDigital and Broadcast International. In connection with the Merger, Broadcast International will seek to amend its articles of incorporation to: (i) effect a reverse stock split of Broadcast International common stock at a ratio of 1 post-reverse share for 10 pre-reverse shares; (ii) increase the number of authorized shares of Broadcast International common stock; and (iii) change the name of Broadcast International to “AllDigital Broadcasting, Inc.” (together, the “Charter Amendment”).

The completion of the Merger is subject to various customary conditions, including, among other things: (i) the approval of the respective stockholders of Broadcast International and AllDigital, (ii) subject to certain materially exceptions, the accuracy of the representations and warranties made by each of Broadcast International and AllDigital and the compliance by each of Broadcast International and AllDigital with their respective obligations under the Merger Agreement; and (iii) the declaration of the effectiveness by the Securities and Exchange Commission (the “SEC”) of the Registration Statement on Form S-4 (the “Registration Statement”) to be filed by Broadcast International in connection with the Merger.

The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating each of Broadcast International and AllDigital to continue to conduct their respective businesses in the ordinary course, to provide reasonable access to each other’s information and to use reasonable best efforts to have the Registration Statement declared effective by the SEC. The Merger Agreement also contains a customary “no solicitation” provisions pursuant to which, prior to the completion of the Merger, neither AllDigital nor Broadcast International may solicit or engage in discussions with any third party regarding another acquisition proposal unless such party has received an unsolicited, bona fide written proposal that the recipient’s board of directors determines is or would reasonably be expected to result in a superior proposal. Each of Broadcast International and AllDigital is obligated to duly call and hold a special meeting of, or solicit written consents from, its stockholders to obtain the necessary stockholder approval of the transaction.

The Merger Agreement contains certain termination rights in favor of each of Broadcast International and AllDigital. Additionally, the Merger Agreement provides that, in connection with certain terminations of the Merger Agreement, depending upon the circumstances surrounding the termination, one party may be required to pay the other party a termination fee of $100,000 and issue the other party an amount of shares of common stock equal to 4% of the fully diluted common stock of the party obligated to pay the termination fee.

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The forgoing summary of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been provided pursuant to applicable rules and regulations of the SEC in order to provide investors and stockholders with information regarding its terms. However, it is not intended to provide any other factual information about AllDigital, Broadcast International, their respective subsidiaries and affiliates of any other party. In particular, the representation, warranties and covenants contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the parties to the Merger Agreement. In many cases, the representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, many of the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about AllDigital, Broadcast International, their respective subsidiaries and affiliates or any other party. Likewise, any reference to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representation and warranties may change after the date of the Merger Agreement and these changes may not be fully reflected in Broadcast International’s public disclosures.

AS A RESULT OF THE FOREGOING, INVESTORS ARE ENCOURAGED NOT TO RELY ON THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE MERGER AGREEMENT, OR ON ANY DESCRIPTIONS THEREOF, AS ACCURATE CHARACTERIZATIONS OF THE STATE OF FACTS OR CONDITION OF BROADCAST INTERNATIONAL OR ANY OTHER PARTY. INVESTORS AND STOCKHOLDERS ARE LIKEWISE CAUTIONED THAT THEY ARE NOT THIRD-PARTY BENEFICIARIES UNDER THE MERGER AGREEMENT AND DO NOT HAVE ANY DIRECT RIGHTS OR REMEDIES PURSUANT OT THE MERGER AGREEMENT.

Voting Agreements

On January 6, 2013, concurrently with the execution of the Merger Agreement, certain stockholders of Broadcast International (collectively, the “Key Broadcast International Stockholders”) entered into voting agreements in favor of AllDigital (collectively, the AllDigital Voting Agreements”). Pursuant to the AllDigital Voting Agreements, the Key Broadcast International Stockholders have agreed, among other things, to vote all shares of capital stock of Broadcast International beneficially owned by them in favor of the approval of the Charter Amendment, the issuance of Broadcast International common stock in connection with the Merger, and any actions required in furtherance thereof. The shares of Broadcast International common stock beneficially owned by the Key AllDigital Stockholders constitutes approximately 7.3% of the total issued and outstanding shares of Broadcast International common stock. The terms of the AllDigital Voting Agreements are substantially similar to the terms of the Broadcast International Voting Agreements, discussed above.

On January 6, 2013, concurrently with the execution of the Merger Agreement, certain stockholders of AllDigital (collectively, the “Key AllDigital Stockholders’) entered into voting agreements in favor of Broadcast International (collectively, the “Broadcast International Voting Agreements”). Pursuant to the Broadcast International Voting Agreements, the Key AllDigital Stockholders have agreed, among other things, to vote all shares of capital stock of AllDigital beneficially owned by them in favor of the Merger and the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement, and any actions required in furtherance thereof. The outstanding shares of the capital stock of AllDigital owned by the Key AllDigital Stockholders constitutes approximately 24.4% of the total outstanding voting power of AllDigital. The Broadcast International Voting Agreements will terminate upon the earliest to occur of: (i) the termination of the Merger Agreement in accordance with its terms; or (ii) the date on which the Merger becomes effective.

The foregoing summary of the Broadcast International Voting Agreements and the AllDigital Voting Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of voting agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and are incorporated by reference herein.

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Professional Services Agreement.

On January 6, 2013, concurrently with the execution of the Merger Agreement, Broadcast International and AllDigital entered into a Professional Services Agreement (the “Professional Services Agreement”) pursuant to which AllDigital and Broadcast International agreed, among other things, that AllDigital would provide management support services, deal desk services, platform management services, operations management services, and accounting services to Broadcast International. Broadcast International will pay a monthly fee to AllDigital in an amount to be determined following an initial evaluation period of 30 days for which AllDigital will be paid $60,000. The Executive Committee of Broadcast International’s Board of Directors will monitor AllDigital’s performance under the Professional Services Agreement and Broadcast International has certain termination rights if AllDigital fails to perform its obligations.

The foregoing summary of the Professional Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Professional Services Agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

Forward Looking Statements

Statements in this Current Report on Form 8-K (the “Form 8-K”) regarding the proposed Merger, the timing, conditions to and anticipated completion of the proposed Merger, the expected ownership of the combined company and the combined company’s board of directors constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not purely statements of historical fact should also be considered to constitute forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the risk that Broadcast International and AllDigital may not be able to complete the proposed Merger and other risks and uncertainties more fully described in AllDigital’s Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, each as filed with the SEC, as well as the other filings that Broadcast International makes with the SEC. Investors and security holders are also urged to read the risk factors set forth in the joint proxy statement/prospectus carefully when they are available.

In addition, the statements made in this Form 8-K reflect our expectations and beliefs as of the date of the filing of the Form 8-K. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. However, while we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date after the date of filing of this Form 8-K.

Important Merger Information and Additional Information and Where to Find It

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Broadcast International will file relevant materials with the SEC, including the filing of the Registration Statement containing a joint proxy statement/prospectus/information statement of Broadcast International and AllDigital. Investors and security holders are strongly urged to read the joint proxy statement/prospectus/information statement when it becomes available and other document filed with the SEC by Broadcast International, because they will contain important information about Broadcast International, AllDigital and the proposed Merger. The joint proxy statement/prospectus/information statement and other documents that will be filed by Broadcast International with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filings are made to AllDigital Holdings, Inc., 220 Technology Drive, Suite 100, Irvine, California 92618, Attention: Investor Relations.

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AllDigital, Paul Summers, AllDigital’s Chairman of the Board and Chief Executive Officer, John Walpuck, AllDigital’s Chief Financial Officer, and certain of AllDigital’s other executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of AllDigital and Broadcast International in favor of the Merger. The other executive officers and directors of AllDigital who may be participants in the solicitation of proxies in connection with the Merger have not been determined as of the date of this filing. Information about the interests of Mr. Summers, Mr. Walpuck and AllDigital’s other executive officers and directors in AllDigital is set forth in the AllDigital’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 30, 2012. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Mr. Summers, Mr. Walpuck and AllDigital’s other executive officers and directors in the merger by reading the joint proxy statement/information statement/prospectus when it becomes available.

Item 7.01	Regulation FD Disclosure.

On January 7, 2013, AllDigital and Broadcast International issued a press release entitled “AllDigital Holdings and Broadcast International agree to merge, paving the way for a revolution in digital broadcasting” announcing their entry into the Merger Agreement and discussing the proposed Merger. A copy of the press release is furnished herewith as Exhibit 99.1.

Beginning on January 7, 2013, Broadcast International and AllDigital made available to interested parties a Merger FAQ relating to the Merger Agreement and the Proposed Merger. A copy of the Merger FAQ is furnished herewith as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1*	Agreement and Plan of Merger and Reorganization, dated as of January 6, 2012, by and among Broadcast International, Inc., AllDigital, Inc., and Alta Acquisition Corporation.

10.1	Form of Voting Agreement, dated January 6, 2013, among AllDigital, Inc. and certain stockholders of Broadcast International, Inc.

10.2	Form of Voting Agreement, dated January 6, 2013, among Broadcast International, Inc. and certain stockholders of AllDigital, Inc.

10.3	Professional Services Agreement, dated January 6, 2013, among AllDigital, Inc. and Broadcast International, Inc.

99.1**	AllDigital Holdings, Inc. and Broadcast International, Inc. press release dated January 7, 2013 entitled “AllDigital Holdings and Broadcast International agree to merge, paving the way for a revolution in digital broadcasting.”

99.2**	Merger FAQ dated January 7, 2013

_______________________________________________

*	The schedules and exhibits to this agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. Broadcast International agrees to furnish supplementally a copy of any omitted schedule and exhibit to the SEC upon request.

**	Furnished herewith.

The information furnished in this Current Report under Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2013		ALLDIGITAL HOLDINGS, INC.
a Nevada corporation

	By:	/s/ Paul Summers
	Name:	Paul Summers
	Title:	Chief Executive Officer

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